UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

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PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
September 13, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held virtually on December 2, 2022, at 3:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PSEC2022. Due to the ongoing impact of the coronavirus pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the Internet by virtual means.
The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to elect two directors of the Company.
It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may vote at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.
Further, from time to time we may repurchase a portion of our outstanding securities, including shares of our common stock, shares of our preferred stock and debt, and are notifying you of our intention as required by applicable securities law.
On behalf of the Board of Directors and management, thank you for your continued support.

Sincerely yours,
John F. Barry III
Chief Executive Officer

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2022
To the Stockholders of Prospect Capital Corporation:
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held virtually on December 2, 2022, at 3:30 p.m., Eastern Time, and at any postponements, adjournments or delays thereof, for the following purposes:
1.To elect two Class III directors of the Company, as outlined below and more fully described in the accompanying proxy statement for the Annual Meeting (the “Proxy Statement”):
◦.Mr. John F. Barry III, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve until the Annual Meeting of Stockholders in 2025 and until his successor is duly elected and qualifies; and
◦.Mr. Eugene S. Stark, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting as a single class, to serve until the Annual Meeting of Stockholders in 2025 and until his successor is duly elected and qualifies
2.To transact such other business as may properly come before the Annual Meeting and any postponements, adjournments or delays thereof.
Due to the ongoing impact of the coronavirus pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Annual Meeting may participate in and vote at the Annual Meeting on the Internet by virtual means by visiting the following website: www.virtualshareholdermeeting.com/PSEC2022. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2022.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on September 12, 2022. If you owned shares on the record date for the Annual Meeting and wish to attend the Annual Meeting, you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PSEC2022. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares of common stock are registered in your name with American Stock Transfer & Trust or your shares of preferred stock are registered in your name with Computershare Trust Company, N.A.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact AST Fund Solutions, LLC via email (attendameeting@astfinancial.com; in the subject field write “Prospect Capital Corporation 2022 Annual Meeting”) to request a control number by November 25, 2022. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 3:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2022. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.

As always, we encourage you to vote your shares at the Annual Meeting.

If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

By Order of the Board of Directors,

Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 13, 2022

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope provided, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares.

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
2022 Annual Meeting of Stockholders
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on December 2, 2022, at 3:30 p.m., Eastern Time and at any postponements, adjournments or delays thereof. Due to the ongoing impact of the coronavirus pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Annual Meeting may participate in and vote at the Annual Meeting on the Internet by virtual means by visiting the following website: www.virtualshareholdermeeting.com/PSEC2022. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2022.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on September 12, 2022 (the “Record Date”). As of September 12, 2022, there were 394,796,549 shares of the Company's common stock outstanding, 30,064,070 shares of the Company’s 5.50% Series A1 Preferred Stock outstanding (“Series A1 Preferred Stock”), 187,000 shares of the Company’s 5.50% Series A2 Preferred Stock outstanding (“Series A2 Preferred Stock”), 6,000,000 shares of the Company’s 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock outstanding (“Series A Preferred Stock”) and 3,839,828 shares of the Company’s 5.50% Series M1 Preferred Stock outstanding (“Series M1 Preferred Stock”). Each share of common stock is entitled to one vote on each matter to be voted on by holders of the common stock at the Annual Meeting, and each share of preferred stock is entitled to one vote on each matter to be voted on by holders of the preferred stock at the Annual Meeting.
If you owned shares on the Record Date for the Annual Meeting and wish to attend the Annual Meeting, you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PSEC2022. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares of common stock are registered in your name with American Stock Transfer & Trust or your shares of preferred stock are registered in your name with Computershare Trust Company, N.A.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact AST Fund Solutions, LLC via email (attendameeting@astfinancial.com; in the subject field write “Prospect Capital Corporation 2022 Annual Meeting”) to request a control number by November 25, 2022. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 3:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2022. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.

This Proxy Statement and the accompanying proxy card is first being sent to stockholders on or about September 19, 2022.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, AST Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
    We encourage you to vote, either by voting at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote whether or not he or she has previously authorized a proxy.
    You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on the Record Date, which is September 12, 2022, or you hold a valid proxy for the Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. We do not believe that our stockholders are entitled to appraisal rights in connection with the proposals.
If you have any other questions about the Annual Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 2, 2022
The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/prospect/docs/psec.pdf:

- this Proxy Statement;
- the accompanying Notice of Annual Meeting; and
- the Company’s Annual Report for the fiscal year ended June 30, 2022.

Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:
1.    To elect two Class III directors of the Company, as outlined below and more fully described in this Proxy Statement:
◦.Mr. John F. Barry III, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve until the Annual Meeting of Stockholders in 2025 and until his successor is duly elected and qualifies; and
◦.Mr. Eugene S. Stark, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting as a single class, to serve until the Annual Meeting of Stockholders in 2025 and until his successor is duly elected and qualifies
2.    To transact such other business as may properly come before the Annual Meeting and any postponements, adjournments or delays thereof.
Voting Securities
You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on September 12, 2022. There were 394,796,549 shares of the Company’s common stock outstanding, 30,064,070 shares of the Series A1 Preferred Stock outstanding, 3,839,828 shares of the Series M1 Preferred Stock outstanding, 187,000 shares of the Series A2 Preferred Stock outstanding, and 6,000,000 shares of the Series A Preferred Stock outstanding on the Record Date. Each share of common stock is entitled to one vote on each matter to be voted on by holders of the common stock at the Annual Meeting, and each share of preferred stock is entitled to one vote on each matter to be voted on by holders of the preferred stock at the Annual Meeting.
Quorum Required
    The presence at the Annual Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business.

If a quorum is not present at the Annual Meeting, or if there are not sufficient votes to approve a proposal, or if the chairman of the Annual Meeting otherwise determines that additional solicitation of proxies is in the best interests of the Company, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.

    Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the Annual Meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

Vote Required
Proposal 1, Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of shares of stock outstanding and entitled to vote thereon. The Company’s common stock and preferred stock vote together as one class with respect to the election of Mr. Barry and both classes of stock are entitled to vote with respect to the election of Mr. Barry. With respect to the election of Mr. Stark, the preferred stock votes as a separate class and the common stock is not entitled to vote with respect to the election of Mr. Stark. Thus, the affirmative vote of a majority of all the common and preferred stock outstanding on the record date is required to elect Mr. Barry and the affirmative vote of a majority of all the preferred stock outstanding on the record date is required to elect Mr. Stark. Under the Investment Company Act of 1940, the preferred stock is entitled, as a separate class, to elect two directors and such class voting rights are set forth in the Articles Supplementary establishing such preferred stock. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to “Withhold Authority,” abstentions and broker non-votes will have the effect of a vote against a nominee.

Additional Solicitation. If a quorum is not present, if there are not enough votes to approve a proposal at the Annual Meeting, or if the chairman of the Annual Meeting determines that additional solicitation of proxies is otherwise in the best interests of the Company, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present by webcast, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

A stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.
Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P. (“PCM"), the Company’s investment adviser, and/or Prospect Administration LLC ("Prospect Administration"), the Company’s administrator. PCM is located at 700 S Rosemary Ave, Suite 204, West Palm Beach, FL 33401 and Prospect Administration is located at 10 East 40th Street, 42nd Floor, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.
The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $719,213.39 plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Security Ownership of Certain Beneficial Owners and Management
    As of September 12, 2022, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Persons identified in the following table as beneficially owning more than 25% of the our outstanding voting securities may be deemed to control us, as that term is defined in the 1940 Act.

Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
    The following table sets forth, as of September 12, 2022, certain ownership information with respect to our voting securities for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding voting securities and the beneficial ownership of each current director and nominee for director, the Company’s executive officers, and the executive officers, nominees and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our voting securities is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s voting securities he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

	Common Stock			Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
5% or more holders

Interested Directors and Nominee
John F. Barry III(2)	106,639,835		27.4%
M. Grier Eliasek(3)	1,529,535	(4)	*	50	*
Independent Directors and Nominee
Andrew C. Cooper	—
William J. Gremp	40,362		*
Eugene S. Stark	50,000		*
Executive Officers
Kristin Van Dask	56,723	(5)	*	1,096	*
Executive officers and directors as a group	108,316,455			1,146
*    Represents less than one percent.
(1)    Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (“Exchange Act”). Percentage of beneficial ownership is based on 394,796,549 shares of common stock and 40,090,044 shares of preferred stock, as applicable, outstanding as of September 12, 2022.
In computing the number of shares of common stock beneficially owned by a person who also owns shares of preferred stock and the percentage ownership of that person, shares of common stock issuable upon the conversion of the outstanding shares of preferred stock pursuant to a holder conversion option are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)    Mr. Barry also serves as the Chief Executive Officer of the Company. Mr. Barry has sole voting and dispositive power over 106,387,868 shares of common stock held by him directly and through the John and Daria Barry Foundation as of September 12, 2022. Mr. Barry has shared voting and dispositive power over the remaining 251,967 shares of common stock beneficially owned as of September 12, 2022.
(3)    Mr. Eliasek also serves as the Chief Operating Officer of the Company.
(4)     Includes 155 shares of common stock that, as of September 12, 2022, Mr. Eliasek has the right to acquire pursuant to the conversion privilege in the preferred stock Mr. Eliasek owns.
(5)    Includes 3,392 shares of common stock that, as of September 12, 2022, Ms. Van Dask has the right to acquire pursuant to the conversion privilege in the preferred stock Ms. Van Dask owns.
The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of September 12, 2022. Other than Mr. Eliasek, as of September 12, 2022, no other director or nominee for election as a director of the Company owns shares of our preferred stock. Information as to beneficial ownership is based on information furnished to the Company by the directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.) (“PSIF”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)(3)	Dollar Range of Equity Securities Beneficially Owned in Priority(1)(2)	Dollar Range of Equity Securities Beneficially Owned in PSIF (1)(2)
Interested Directors and Nominee
John F. Barry III	Over $100,000	None	None
M. Grier Eliasek	Over $100,000	None	None
Independent Directors and Nominee
Andrew C. Cooper	None	None	None
William J. Gremp	Over $100,000	None	None
Eugene S. Stark	Over $100,000	None	None
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(3)    The dollar range of shares of our common stock beneficially owned is based on the closing price of $7.65 on September 12, 2022 on The Nasdaq Stock Market LLC (the “Nasdaq”).

Proposal 1: Election of Directors
Pursuant to our Bylaws, our Board of Directors may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with our Bylaws, we currently have five directors on our Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement as a nominee and to serve if elected.
Each of John F. Barry III and Eugene S. Stark has been nominated for election as a Class III director to serve until the Annual Meeting of Stockholders in 2025 and in each case until his successor is duly elected and qualifies. Please note that only holders of the Company’s preferred stock may vote in the election of the director nominee Eugene S. Stark. Neither Mr. Barry nor Mr. Stark is being proposed for election pursuant to any agreement or understanding with any other director or the Company.
    The Board of Directors unanimously recommends that you vote “FOR” the election of the nominees named in this Proxy Statement.

Information about the Nominees and Directors
Certain information with respect to the Class III nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.
The 1940 Act and the Nasdaq rules require that the Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. Under the Nasdaq rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
    The Board of Directors, in connection with the 1940 Act and the Nasdaq rules, has considered the independence of members of the Board of Directors who are not employed by PCM and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the Nasdaq rules. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Nominees for Class III Directors—Term Expiring 2025

Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
Eugene S. Stark, 64(1)(2)	Director	Class III Director since September 2008; Term expires 2022	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	3	Priority Income Fund, Inc. since October 28, 2012(4), Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.) since February 19, 2013
(1)    The business address of Mr. Stark is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Director elected solely by holders of the Company’s preferred stock.
(3)    The Fund Complex consists of the Company, Priority and PSIF.
(4)    An investment company registered under the 1940 Act.
Interested Director
The following director is an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
John F. Barry III, 70(1)(2)	Director, Chairman of the Board, and Chief Executive Officer	Class III Director since April 2004; Term expires 2022	Chairman and Chief Executive Officer of the Company; Managing Director of PCM and Prospect Administration since July 2004.	1	None
(1)    The business address of Mr. Barry is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Mr. Barry is an interested director due to his position as an officer and control person of PCM.
(3)    The Fund Complex consists of the Company, Priority and PSIF.

Current Directors (not up for election at the Annual Meeting)
Class II Directors—Term Expiring 2024
Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
Andrew C. Cooper, 60(1)	Lead Independent Director	Class II Director since February 2009; Term expires 2024	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Priority Income Fund, Inc. since October 28, 2012(3), Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.) since February 19, 2013
(1)        The business address of Mr. Cooper is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    The Fund Complex consists of the Company, Priority and PSIF.
(3)    An investment company registered under the 1940 Act.

Interested Director
The following director is an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
M. Grier Eliasek, 49(1)(2)	Director, President, Chief Operating Officer	Class II Director since June 2004; Term expires 2024	President and Chief Operating Officer of the Company since April 13, 2004, Managing Director of Prospect Capital Management since July 20, 2004, Managing Director of Prospect Administration since June 17, 2004, President and CEO of Priority Income Fund, Inc. since July 31, 2012, President and CEO of Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.) since February 19, 2013.	3	Priority Income Fund, Inc. since July 31, 2012(4), Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.) since February 19, 2013
(1)    The business address of Mr. Eliasek is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Mr. Eliasek is an interested director due to his position as an officer of PCM.

(3)    The Fund Complex consists of the Company, Priority and PSIF.
(4)    An investment company registered under the 1940 Act.

Class I Director—Term Expiring 2023
Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
William J. Gremp, 79(1)(2)	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2023	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Priority Income Fund, Inc. since October 28, 2012(4), Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.) since February 19, 2013
(1)    The business address of Mr. Gremp is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Director elected solely by holders of the Company’s preferred stock.
(3)    The Fund Complex consists of the Company, Priority and PSIF.
(4)    An investment company registered under the 1940 Act.

Committees of the Board of Directors
    Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2022, our Board of Directors held nine Board meetings, nine Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. Two directors attended last year’s annual meeting of stockholders.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include: selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable Nasdaq rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the

Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for: selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable Nasdaq rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Nasdaq rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance
Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has appointed Mr. Cooper as lead independent director of the Board of Directors. The lead independent director assists in setting the agenda for the meetings of the Board of Directors and leads all executive sessions of the independent directors.
Director Independence
    The 1940 Act and the Nasdaq rules require that the Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. Under the Nasdaq rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under the 1940 Act and the Nasdaq rules. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act and the applicable Nasdaq rules.

Role of Lead Independent Director
The Board of Directors believes that it has adopted a governance structure that ensures a strong, independent board. The position of lead independent director has been established to further strengthen the role of independent directors in board leadership. As discussed above, our independent directors have appointed Mr. Cooper to serve as our lead independent director. Our lead independent director will, among other things:
•schedule meetings of the independent directors from time to time, as he deems necessary or appropriate;
•preside at executive sessions of the independent directors;
•serve as a liaison between the Chairman and the independent directors;
•bring to the attention of the Chairman any additional issues for the board's attention and consideration after reviewing the agenda and schedule provided to the Board of Directors;
•assure there is sufficient time for discussion of all agenda items at each board meeting; and
•review the information and materials sent to our Board of Directors, and provide input as to the quality, quantity and timeliness of the information submitted by our management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties.

Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, PCM or Prospect Administration, is appropriate in light of the services that PCM and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board of Directors.
John F. Barry III
The Board benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on multiple boards of directors.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies.  Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies. Previously, Mr. Barry was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers.  Prior to Davis Polk & Wardwell, Mr. Barry served as a law clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit in New York City. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company, as Chief Executive Officer of PCM and as Chief Executive Officer of Prospect Administration provides him with a continuously updated understanding of the Company, its operations, and the business and regulatory opportunities pursued by the Company.  Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of PCM and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as director, President and Chief Operating Officer of the Company and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.

William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of PCM, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer, or CCO, in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Corporate Governance and Compensation Committee, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include: reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Corporate Governance and

Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Corporate Governance and Compensation Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
    The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs certain kinds of indebtedness, and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” The Small Business Credit Availability Act, which was signed into law in March 2018, decreased the asset coverage requirements of the 1940 Act applicable to BDCs from 200% to 150% (subject to either stockholder approval or approval of both a majority of our Board of Directors and a majority of directors who are not interested persons). On March 30, 2020, our Board of Directors approved, and on May 5, 2020, at a special meeting of our stockholders, our stockholders approved, the application to us of the reduced asset coverage requirements in Section 61(a) of the 1940 Act. The application of the reduced asset coverage requirement, which became effective on May 6, 2020, permits us, provided certain requirements are satisfied, to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to us from 200% to 150% (a 2:1 debt to equity ratio, as opposed to a 1:1 debt to equity ratio), as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act.

In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Company believes that the extent of its Board of Director’s (and its committees’) role in risk oversight complements its Board of Director’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Company believes that a board’s role in risk oversight must be evaluated on a case by case basis and that the Board of Director’s practices concerning risk oversight is appropriate. However, the Company continually re-examines the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Corporate Governance Guidelines
Upon the recommendation of the Nominating, Corporate Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct
We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via the Internet site of the Commission at http://www.sec.gov. We disclose amendments to or waivers from a required provision of the code of conduct, if any, on Form 8-K.
Code of Ethics and Practices and Policies Regarding Personal Trading and Hedging of Company Securities
We, PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 that establishes procedures for personal investments and restricts certain personal securities transactions. Our code of ethics can be accessed via our Internet site at http://www.prospectstreet.com. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
In addition, under our code of ethics, no affiliate, director, member, officer or employee of the Company or PCM or any other person who has access to non-public information pertaining to the operations, assets, investment activities or other material matters concerning the Company (“Access Persons”) and their immediate family members may trade in our shares without, among other things, first obtaining advance permission of one of the chief compliance officer of the Company or the chief compliance officer of PCM. Moreover, Access Persons are prohibited from engaging in hedging transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.
Internal Reporting and Whistle Blower Protection Policy
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Prospect Capital Corporation
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016
The Audit Committee Chairman may be contacted at:
Prospect Capital Corporation
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016
Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board of Directors by sending their communications to Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. The communication should indicate that the sender is a Company stockholder. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.

Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 43(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018 of Priority Income Fund, Inc. and Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.)
(1)    The business address of Ms. Van Dask is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2022. No compensation is paid to the interested directors by the Company.
Compensation Table

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation from Company and Fund Complex
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$162,500	None	$212,500
William J. Gremp(4)	$162,500	None	$212,500
Eugene S. Stark(5)	$162,500	None	$212,500
Executive Officer
Kristin Van Dask(2)(6)	None	None	None
(1)    We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)    We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by PCM from the income PCM receives under the management agreement between PCM and us. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreement.
(3)    Mr. Cooper joined our Board of Directors on February 12, 2009.
(4)    Mr. Gremp joined our Board of Directors on April 1, 2010.
(5)    Mr. Stark joined our Board of Directors on September 4, 2008.
(6)    On April 4, 2018, our Board of Directors appointed Ms. Van Dask as the Chief Financial Officer, Treasurer, Secretary, and Chief Compliance Officer of the Company.
Compensation of Directors
Prior to January 1, 2022, the independent directors of the Board received an annual fee of $150,000 per director plus reimbursement of any reasonable out-of-pocket expenses incurred. Effective January 1, 2022, the annual fee was increased to $175,000 plus reimbursement of any reasonable out-of-pocket expenses incurred.

Certain Relationships and Transactions
Transactions with Affiliated Persons
    We have entered into an investment advisory agreement with PCM. Our Chairman of the Board controls PCM. Our senior management serves and in the future may serve as principals of other investment managers affiliated with PCM that presently manage and may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of PCM serve and in the future may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with other investment funds managed by PCM, subject to compliance with applicable regulations and our allocation procedures. On January 13, 2020 (as further amended on August 2, 2022), we received a co-investment exemptive order from the Commission, which superseded a prior co-investment exemptive order granted on February 10, 2014, that permits us to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Manager or certain affiliates, subject to the conditions included therein.

In addition, pursuant to the terms of an administration agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the managing member of and controls Prospect Administration.

Independent Registered Public Accounting Firm

The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2022 was BDO USA, LLP, or “BDO.” At a meeting held on August 23, 2022, the Audit Committee recommended and the Board, including a majority of the independent directors, approved the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.
We expect that a representative of BDO will be present virtually at the Annual Meeting and will have an opportunity to make a statement if the representative so chooses and will be available to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2022, the Audit Committee recommended to the Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee report appears below.
    The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by the applicable requirements of the Public Company Accounting Oversight Board. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the integrated audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Company for its fiscal years ended June 30, 2022 and June 30, 2021 were approximately $3,000,000 and $2,850,000, respectively. The fees incurred by the Company for review of its shelf registration, secondary offerings and debt issuances were approximately $250,000 and $350,000 for the fiscal years ended June 30, 2022 and June 30, 2021, respectively.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit-related fees for the fiscal years ended June 30, 2022 and 2021.
Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. The Company has a tax year end of August 31. There were no tax services provided to the Company for the tax year ended August 31, 2021. There are no anticipated services to be provided by BDO for the year ending August 31, 2022.
All Other Fees. All other fees would include fees for products and services other than the services reported above. There were no such fees billed in the fiscal years ended June 30, 2022 and June 30, 2021.
    Audit Committee Policies and Procedures. The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services that may be provided by BDO USA, LLP. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by BDO USA, LLP in order to assure that the provision of such service does not impair BDO USA, LLP’s independence. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report(1)
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2022.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO USA, LLP, the Company’s independent registered public accounting firm (“BDO”), with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral, communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2022 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

Respectfully Submitted, The Audit Committee Eugene S. Stark, Chairman Andrew C. Cooper William J. Gremp
August 23, 2022
_____________________________
(1)    The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Financial Statements and Other Information
We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.
Privacy Policy
It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.
What We Do To Protect Personal Information of Our Stockholders
We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.
Personal Information That We Collect And May Disclose
As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:
•    information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and
•    information about the value of a stockholder’s investment, account activity and payment history.
When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties
We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:
•    at a stockholder’s request;
•    when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);
•    with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or
•    when required by law to disclose such information to appropriate authorities.
We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.
What We Do With Personal Information About Our Former Stockholders
If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Submission of Stockholder Proposals
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2023 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Bylaws and charter. The Company expects that the 2023 Annual Meeting of Stockholders will be held in December 2023, but the exact date, time and location of such meeting have yet to be determined. The following description of the procedures for a Company stockholder properly to make a nomination for election to the Board or to propose other business for the Company is only a summary and is not complete. The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at an annual meeting does not guarantee that it will be included or presented.

Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before May 22, 2023 in order to be eligible to be included in the Company’s proxy statement and proxy card for the 2023 Annual Meeting of Stockholders, provided, that, if the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or after December 2, 2023, such a proposal must be submitted within a reasonable time before we begin to print and send our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

To be timely, stockholder nominations of director candidates, and other proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2023 Annual Meeting of Stockholders, must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern Time, on May 22, 2023 and not earlier than April 22, 2023, provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required in our Bylaws.

Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.
Other Business
    Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.

By Order of the Board of Directors
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 13, 2022

PROSPECT CAPITAL

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-387-0770 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Capital Corporation

Common Stock

PROXY FOR SHARES OF COMMON STOCK FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2022

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on December 2, 2022, at 3:30 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned common stock that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Annual Meeting.

The Company currently intends to hold the Annual Meeting in person at the offices of the Company. However, the Company is actively monitoring developments in connection with the coronavirus outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person at the location designated above, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting at a different location or virtually solely by means of remote communication or via a live webcast and with additional procedures to protect public health and safety. If the Annual Meeting will be held at a location other than as designated above or solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at https://vote.proxyonline.com/prospect/docs/psec.pdf, and filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Fund's proxy material is available at https://vote.proxyonline.com/prospect/docs/psec.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-387-0770. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2022. THE PROXY STATEMENT AND ANNUAL REPORT IS AVAILABLE AT:** https://vote.proxyonline.com/prospect/docs/psec.pdf

Prospect Capital Corporation

PROXY CARD

Common Stock

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

1. To elect one Class III director of the Company to serve until the Annual Meeting of Stockholders in 2025 or until his successor is duly elected and qualifies.

	FOR	AGAINST	ABSTAIN
1.1 John F. Barry III	○	○	○

2. To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROSPECT CAPITAL

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-387-0770 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Capital Corporation

Preferred Stock

PROXY FOR SHARES OF PREFERRED STOCK FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2022

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on December 2, 2022, at 3:30 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned preferred stock that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Annual Meeting.

The Company currently intends to hold the Annual Meeting in person at the offices of the Company. However, the Company is actively monitoring developments in connection with the coronavirus outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person at the location designated above, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting at a different location or virtually solely by means of remote communication or via a live webcast and with additional procedures to protect public health and safety. If the Annual Meeting will be held at a location other than as designated above or solely by remote communization, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at https://vote.proxyonline.com/prospect/docs/psec.pdf, and filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Fund's proxy material is available at https://vote.proxyonline.com/prospect/docs/psec.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-387-0770. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2022. THE PROXY STATEMENT AND ANNUAL REPORT IS AVAILABLE AT:** https://vote.proxyonline.com/prospect/docs/psec.pdf

Prospect Capital Corporation

PROXY CARD

Preferred Stock

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1.1 John F. Barry III	○	○	○
1.2. Eugene S. Stark	○	○	○

2. To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]